[ARTICLE]
[LEGEND]     EXHIBIT 10.2 TO FORM 8-K


                                                        EXHIBIT A



ASSIGNMENT AND ASSUMPTION AGREEMENT


       THIS ASSIGNMENT AND ASSUMPTION AGREEMENT dated as of
August 30, 1995, between Liberty Equipment Investors - 1983, a
New York limited partnership ("Assignor"), and Bruce Porter M.D.
P.C. ("Assignee"),

WITNESSETH:

       WHEREAS, Assignor owns certain equipment set forth on Schedule A hereto (the "Liberty Equipment") that it desires to sell, transfer and assign to Assignee, subject to all obligations and liabilities associated therewith; and

       WHEREAS, Assignee desires to purchase and take assignment of the Liberty Equipment and all of Assignor's right, title and interest therein and take assumption of all of Assignor's liabilities and obligations with respect thereto;

       NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

       1. The Assignor by this instrument does hereby sell to and transfer, assign and set over unto the Assignee, all of Assignor's right, title and interest in and to the Liberty Equipment. The Assignee agrees to pay the Assignor in consideration therefor a purchase price of $1.00 (one dollar), payable in immediately available funds on the date hereof.

       2. The Assignee by this instrument does hereby accept the foregoing and does hereby assume and agree to pay, perform and assume, discharge and hold the Assignor harmless from all liabilities and obligations of the Assignor (absolute or contingent) relating to the Liberty Equipment.

       3. The Assignor hereby represents and warrants to the Assignee that there are no liens or claims by any vendor, financing source or governmental agency created by the Assignor against the Liberty Equipment.

       4. EACH ITEM OF LIBERTY EQUIPMENT SOLD, ASSIGNED AND TRANSFERRED HEREUNDER IS SOLD "AS IS" AND "WHERE IS" AND, EXCEPT AS SPECIFICALLY PROVIDED IN PARAGRAPH 3 HEREOF, NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS OF ANY KIND AS TO THE CONDITION OR QUALITY OF THE EQUIPMENT (INCLUDING REPRESENTATIONS OR WARRANTIES AS TO MERCHANTABILITY OR FITNESS FOR A PARTICULAR
USE) WHETHER KNOWN OR UNKNOWN, LATENT OR PATENT, ALL OF WHICH THE ASSIGNOR HEREBY DISCLAIMS AND WITH THE ASSIGNEE HAVING HAD REASONABLE OPPORTUNITY FOR INSPECTION OF THE LIBERTY EQUIPMENT.

       5. This Assignment and Assumption Agreement may be executed in one or more counterparts, each of which together shall constitute one agreement.

       IN WITNESS WHEREOF, the undersigned have executed this Assignment and Assumption Agreement as of the date first above written.


                              LIBERTY EQUIPMENT INVESTORS - 1983
                              By Maiden Lane Partners Inc.,
                                its General Partner



                              By:/s/____Michael A. Giobbe________
                                Title: Vice President

                              Bruce Porter M.D. P.C.


                              By:/s/____Bruce Porter M.D.________
                                Title: